UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

Applied BioSciences Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

81-1699502

(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 1000

Beverly Hills, California 90212

(Address of principal executive offices)(Zip Code)

(310) 356-7374

Registrant’s telephone number, including area code

Stony Hill Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change to Applied BioSciences Corp.

Effective March 6, 2018, the board of directors and the stockholders of the majority of voting power of Stony Hill Corp. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Stony Hill Corp.” to “Applied BioSciences Corp.” A Certificate of Amendment to the Articles of Incorporation effecting the change of name of the Company was filed with the Secretary of State of the State of Nevada effective March 6, 2018. The Financial Industry Regulatory Authority, Inc. recognized the name change effective March 29, 2018. Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the name change became effective April 11, 2018.

Item 8.01 Other Events.

New Ticker Symbol and New CUSP Number

Effective March 29, 2018, the new ticker symbol of the Company is “APPB”.

The new CUSIP number for the shares of common of common stock of the Company, under the name Applied BioSciences Corp., is 03815L102.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied BioSciences Corp.

Date: April 13, 2018	By:	/s/ John Brady
	Name:	John Brady
	Title:	Secretary

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